 EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his or her true and lawful attorneys-in-fact to sign and execute for and on his or her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulation thereunder.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands as of the 9th day of March 2006.

(Susan M. Phillips)	(Don. W. McGeorge)
Susan M. Phillips	Don W. McGeorge

(Katherine D. Ortega)	(W. Rodney McMullen)
Katherine D. Ortega	W. Rodney McMullen

(David B. Lewis)	(Reuben V. Anderson)
David B. Lewis	Reuben V. Anderson

(Steven R. Rogel)	(Clyde R. Moore)
Steven R. Rogel	Clyde R. Moore

(John L. Clendenin)	(John T. LaMacchia)
John L. Clendenin	John T. LaMacchia

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

The undersigned officer of THE KROGER CO. (the “Company”) does hereby severally make, constitute and appoint Paul W. Heldman or Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand.

(David B. Dillon)	March 9, 2006

David B. Dillon
Chairman of the Board and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

The undersigned officer of THE KROGER CO. (the “Company”) does hereby severally make, constitute and appoint Paul W. Heldman or Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand.

(J. Michael Schlotman)	March 9, 2006

J. Michael Schlotman
Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

The undersigned officer of THE KROGER CO. (the “Company”) does hereby severally make, constitute and appoint Paul W. Heldman or Bruce M. Gack, or either of them, her true and lawful attorneys-in-fact to sign and execute for and on her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand.

(M. Elizabeth Van Oflen)	March 9, 2006

M. Elizabeth Van Oflen
Vice President and Controller
And Principal Accounting Officer